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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ANDOVER TOGS, INC.
           ----------------------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          0-14674                  13-5677957
-----------------------------        ----------------------        --------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NO.)



    ONE PENN PLAZA, NEW YORK, NEW YORK                              10119
-------------------------------------------                   -----------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (212) 244-0700
                                                              -----------------



                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 3.  Bankruptcy or Reorganization.

        On March 19, 1996, the registrant filed a petition with the United States Bankruptcy Court for the Southern District of New York under Case Nos. 96-B41437 through B41440(TLB) for an arrangement pursuant to Chapter 11 of the United States Bankruptcy Code, as a result of which such court assumed jurisdiction on such date over substantially all of the assets and business of the registrant by leaving the existing directors and officers of the registrant in possession but subject to the supervision and orders of such court.


Item 7.  Financial Statements and Exhibits

        (c)    Exhibits

        Exhibit No.

        99(a)  Press Release dated March 5, 1996.
        99(b)  Press Release dated March 19, 1996.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 27, 1996

                                               ANDOVER TOGS, INC.


                                               WILLIAM L. COHEN
                                               -----------------------------
                                               William L. Cohen
                                               Chairman of the Board, President
                                               and Chief Executive Officer



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